Share-based Compensation - Schedule of Assumptions Used for Estimating the Fair Value of Options (Detail) - Options [member]	3 Months Ended
	Jan. 31, 2021 yr $ / shares	Jan. 31, 2020 yr $ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Risk-free interest rate	0.71%	1.59%
Expected option life, years | yr	10.0	10.0
Expected volatility	18.50%	12.90%
Expected dividend yield	3.61%	3.50%
Exercise price/share price | $ / shares	$ 71.88	$ 72.84